2017 Investor Day 10 on the Park at the Time Warner Center Exhibit 99.1

Opening Remarks Mollie Hawkes Managing Director of Investor Relations

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates or projections of our future financial results. When used in this presentation, words such as "anticipates," "estimates," "expects," "goals," "intends," "believes," "forecasts," "objectives," "over time" and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates or sustainability of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections or estimates are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, projections or estimates will be achieved, and the Company's actual results may differ materially from our expectations, beliefs, projections and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Part II, Item 1A Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Accelerating Growth at FTI Steven H. Gunby President & Chief Executive Officer

Accelerating Growth at FTI WELCOME

Today's Agenda

Time	Presentation	Presenter
10:05 – 10:45 a.m.	Accelerating Growth at FTI	Steven H. Gunby, President & Chief Executive Officer
10:45 – 11:00 a.m.	Accelerating Growth: Corporate Finance & Restructuring	Michael C. Eisenband & Carlyn R. Taylor, Global Segment Co-Leaders, Corporate Finance & Restructuring
11:00 – 11:15 a.m.	Accelerating Growth: Economic Consulting	Chris Osborne, Global Segment Leader, Economic Consulting
11:15 – 11:30 a.m.	Accelerating Growth: Forensic & Litigation Consulting	Paul S. Ficca, Global Segment Leader, Forensic & Litigation Consulting
11:30 – 11:45 a.m.	Accelerating Growth: Technology	Sophie Ross, Global Segment Leader, Technology
11:45 – 12:00 p.m.	Accelerating Growth: Strategic Communications	Mark McCall, Global Segment Leader, Strategic Communications
12:00 – 12:30 p.m.	**Lunch Break**	
12:30 – 1:00 p.m.	Making the Company More than the Sum of Its Parts: Panel Discussion	Steven H. Gunby, President & Chief Executive Officer (Moderator) Jeffrey S. Amling, Chief Marketing Officer & Head of Business Development; Charles D. Overstreet, Global Practice Leader, Health Solutions; John Klick, Senior Vice President; Holly Paul, Chief Human Resources Officer; Paul Linton, Chief Strategy & Transformation Officer
1:00 – 1:15 p.m.	Making the Company More than the Sum of Its Parts: Europe, Middle East & Africa	Kevin Hewitt, Chairman of Europe, Middle East & Africa
1:15 – 1:45 p.m.	Financial Review	Ajay Sabherwal, Chief Financial Officer
1:45 – 2:15 p.m.	Questions & Answers	FTI Consulting Executive Team
2:15 – 2:30 p.m.	Closing Remarks	Steven H. Gunby, President & Chief Executive Officer

FTI CONSULTING
6

As You Know, We Have Great Positions and Great People and We Serve the World’s Leading Corporations and Law Firms

Two-Year Average EPS Performance Two-year average GAAP EPS and Adjusted EPS are calculated by adding the GAAP EPS and Adjusted EPS for each annual period and dividing by two. See Appendix for definition of Adjusted EPS and reconciliations to its most comparable GAAP measure. $2.22 $2.07 $1.86 $1.71

Two-Year Average Adjusted EPS Two-year average GAAP EPS and Adjusted EPS are calculated by adding the GAAP EPS and Adjusted EPS for each annual period and dividing by two. See Appendix for definition of Adjusted EPS and reconciliations to its most comparable GAAP measure.

A Simple Economic Formula for Professional Services Organic Adjusted EBITDA growth or decline Disciplined use of cash Results

How We Drive Double-Digit Adjusted EPS Growth Mid-single digit Adjusted EBITDA growth by organic means Disciplined use of cash Sustained double-digit Adjusted EPS growth plus a growing, vibrant company that attracts and motivates powerful professionals

After Years of Decline, We Have Begun to Turn the Ship We have turned the ship, but not yet moving in the right direction as forcefully as we can and need to. Two-year average GAAP EPS and Adjusted EPS are calculated by adding the GAAP EPS and Adjusted EPS for each annual period and dividing by two. See Appendix for definition of Adjusted EPS and reconciliations to its most comparable GAAP measure.

How We Have Done Adjusted EBITDA growth from organic means Disciplined use of cash Sustained double-digit Adjusted EPS growth over time

Messages from the Segments (I) Great U.S. restructuring business particularly on creditor side But more company-side than most people knew Some commitment to: Performance Improvement Overseas Transaction Services Good people Good technology Historically, pursued a very integrated approach to our offering Slow to adapt to market changes Leading provider of independent advisory investigation and disputes services around the world Numerous awards for forensic accounting, insurance, disputes, risk and investigations and cybersecurity Terrific people we have Financial results from 2014-2016 were underwhelming Continue to gain share in U.S. restructuring practice Growing share outside the U.S., particularly in EMEA Expanding our suite of services to stressed companies Continue focus on key industries where we have the right to win Powerful Performance Improvement position where we have continued to invest Strong Transaction Advisory Services Good people Good technology Nimble aggressive strategy moving forward that is responsive to the market in multiple ways Fundamental rethinking Cost Refocused strategy Construction Solutions established as a global leader with #1 positions in most places around the globe Turned EMEA to a profitable business with real upside Powerful positions in Asia Renewed focus on growth in U.S. FLC TECH CFR

ECON SC Messages from the Segments (II) One of first business to embrace the discipline of ongoing fundamental rethinks of the strategy Took a business that had been declining substantially for five years and turn it into a growth engine First half of 2017 was weak but now back on track World’s leading economic consulting business Mergers Anti-trust litigation Financial market issues Intellectual property Regulatory proceedings International arbitrations Solid financial growth 2014-2016 but a dip this year and in particular in the second half of this year Opportunity to grow 3 pillars of the business Public Affairs Corporate Communications Financial Communications Gaining share in the largest cross-border complicated issues and deals Real deepening of client relationships Deep expertise in critical industries Maintaining Compass Lexecon’s leading position in the U.S. Expanding adjacent businesses in the U.S. Continuing to grow in EMEA Growing behind small successful positions in Asia Pacific

Where Do I See Us on This Journey? Great people that are growing parts and moving the business forcefully ahead, in parts Great People Vibrant enterprise where that is the norm Alignment of management team through changing incentives, disciplines and accountability Siloed segments with independent leadership Dynamic management team in place, seizing opportunities Disciplined capital allocation controls (M&A, buyback, debt repayment) Use of capital focused on acquisitions Adjusted EBITDA growth plus strong free cash flows drives double-digit Adjusted EPS growth EPS Decline Sustained Adjusted EPS growth company Double-digit Adjusted EPS growth Sharply declining organic growth Slowed the decline of Adjusted EBITDA and aligned management incentives to grow EBITDA Sustained Adjusted EBITDA growth

Accelerating Growth at FTI: Corporate Finance & Restructuring Michael Eisenband & Carlyn Taylor Global Segment Co-Leaders

Leading Provider of Restructuring Services and Experts in Business Transformation and Transactions with Industry Specialists’ Insights 44 offices 930+ professionals 15 countries #1 Restructuring Adviser The Deal (2007 – 2017) Global Turnaround Consulting Firm of the Year Turnaround Atlas Awards (2015 – 2017) Strategy Firm of the Year M&A Atlas Awards (2017) 2010 2016 2020 Restructuring Business Transformation/Transactions Our Future Is Bright Revenue growth, shifting contributions 20 Industries

Our fastest-growing practices involve transactions Our M&A-focused teams have a higher win rate when combined with industry specialization and/or stressed company work Firmwide strength in addressing various phases of the M&A lifecycle, creating cross-segment synergies and maximizing client response Transactions Stressed Companies Proven brand name in advising “stressed” companies over competition Private equity investors in stressed companies know and trust us Stressed company work often leads to opportunities on debtor-side work and/or transaction-related work Industry Specialization Industry Specialization Four-Pillar Global Strategy Supported by a Steadfast Empowered Leadership Team and a Supercharged Culture of Collaboration Global Diversification in Restructuring Communication Collaboration Transactions Global Diversification in Restructuring Stressed Companies One CF&R Transparency Inclusiveness “Diversified” means that we equally value and vigorously pursue debtor and secured and unsecured creditor assignments Creating leading practices around the globe to address multinational, cross-border, contentious insolvency and wind-down/asset recovery opportunities Continue to build strong industry practices, which has been a differentiator for us, specifically in those industries going through long-run disruptive change waves Allows us to successfully open up new opportunities to build adjacent performance improvement, strategy and transaction work

Corporate Finance & Restructuring, Perhaps More Than Any Other Segment, Gets Affected by Substantial Market Volatility, Especially in the Restructuring Space Overall, we have been succeeding despite historically low levels of bankruptcy caused by low interest rates and credit market support of weak corporate credits. As energy and commodities markets improved, FTI’s restructuring practice revenues declined accordingly from the 1H16 to 1H17 2016 Adjusted Segment EBITDA: $97.7 million Sub-$30 oil prices Slump in metal prices 2014 Adjusted Segment EBITDA: $55.5 million Source: S&P

Strong Results Overall, Despite Some Softness in 1H17 Due to Market Volatility Revenue- Generating Headcount 706 838 895 934 Adjusted Segment EBITDA Revenues $ (in millions)

And We Are Driving Initiatives to Add to Our Success Even Without the Tailwinds of a Strong Bankruptcy Market Strengthening company-side market position, resulting in significant out-of-court wins Completed CDG acquisition in July 2017, adding 19 team members Established a Canadian investment bank focused on special situations advisory Investing in more robust industry practices across the globe to support our clients Hired senior experts in the U.S. and Australia to support our Retail & Consumer Products practice Retained senior experts in real estate to deliver solutions focused on tax, consulting and valuation Released coordinated Private Capital coverage model to assist investors and portfolio companies across company lifecycle – many clients are distressed-focused funds Combining Business Transformation and Private Capital Advisory Services in Revenue Enhancement, Office of the CFO, Procurement/ Sourcing and interim management Continuing momentum in our global Transaction services business – with high focus in strong industries Enhancing FTI Capital Advisors’ “single-team” approach by combining industry specialists Expanding transaction opinion business through FTICA and Valuation teams Build on strong traction in Merger Integration/Carve-outs Global Diversification in Restructuring Stressed Companies Transactions Industry Specialization Our progress on these initiatives is taking hold and transforming a great business into a fundamentally more powerful business. Transparency Inclusiveness Collaboration Communication

Accelerating Growth at FTI: Economic Consulting Chris Osborne Global Segment Leader

Leading Global Economic Consulting Firm 37 offices 680+ professionals 15 countries Arbitration Consulting Firm of the Year Who’s Who Legal (2015 – 2017) Quantum of Damages Firm of the Year Who’s Who Legal (2017) Competition Economics Firm of the Year Who’s Who Legal (2015 – 2017) 35 experts named to the Competition list Who’s Who Legal (2017) 12 experts named to Competition – Future Leaders Who’s Who Legal (2017) Most experts named to Arbitration list Global Arbitration Review (2010 – 2017) Most women named to the Women in Antitrust: Economists list Global Competition Review (2016) Economist of the Year Global Competition Review (2016, 2014, 2012 and 2011) Antitrust & Competition Economics Business Valuation Center for Healthcare Economics and Policy Economic Impact Analysis Intellectual Property International Arbitration Labor & Employment Network Analysis Public Policy Regulated Industries Securities Litigation & Risk Management Services

Our Leading Capabilities Translated into Solid Financial Results Revenue Generating Headcount 574 599 656 688 Adjusted Segment EBITDA Revenues $ (in millions) $504.2

We Have Benefited Significantly from Sustained Growth in Europe and Asia We had 1 professional outside of the U.S. in EMEA entering 2009 Today in EMEA and Asia Pacific, we have 275 revenue-generating professionals in 13 locations We have attracted high-profile experts to join our leading team from both competitors and the government Economic Consulting is currently the largest segment in EMEA, representing 34.2% of revenues in 2016

Our Medium-Term Growth Opportunities Expand Adjacent Businesses in the U.S. Expand in Australia and Asia Pacific Maintain Leading Compass Lexecon Position in the U.S. Continue to Grow in EMEA We believe that our leading position and these initiatives will supply a solid platform for growth for many years to come.

Accelerating Growth at FTI: Forensic & Litigation Consulting Paul Ficca Global Segment Leader

Leading Global Provider of Independent Risk Advisory, Investigations and Dispute Services 54 offices 1,080 professionals 18 countries #1 Global Risk & Investigations Services Provider National Law Journal (2017) Vanguard Dispute Advisory Provider ALM Intelligence (2017) #1 Provider for Cybersecurity Best of Corporate Counsel Survey (2017) 6th Largest U.S. Healthcare Consulting Practice Modern Healthcare (2017) 16 experts named to Construction Expert Witness list Who’s Who Legal (2017) 11 Experts - Most Highly Regarded Forensic Accountants Who’s Who Legal (2017) 6 Experts - Most Highly Regarded Insurance & Reinsurance Experts Who’s Who Legal (2017) Risk Advisory Anti-Corruption Investigations & Compliance Compliance, Monitoring & Receivership Data & Analytics Investigations Cybersecurity Forensic Accounting & Advisory Services Global Risk & Investigations Practice (“GRIP”) Disputes Construction Solutions Dispute Advisory Services Financial Services Global Insurance Services Health Solutions Trial Services Services

We Have Great People and Capabilities, but We Have Not Demonstrated Consistent Growth Across the Entire Segment Revenue Generating Headcount 1,154 1,131 1,110 Adjusted Segment EBITDA Revenues $ (in millions)

Turned EMEA business, while continuing to invest Invested in core businesses where we are strong Took actions where we were challenged Given Our Recent Financial Performance, We Have Undertaken a Close Examination of Our Businesses to Accelerate Growth Accelerated growth in Asia Pacific Taken actions to both address underutilization and our cost structure in Health Solutions, Investigations and small non-core international offices Data & Analytics delivered double-digit growth for revenues and headcount from 2014 through 2016 Construction Solutions established as a global leader with #1 positions in more places around the globe Revenue CAGR of 16% from 2013 to 2016 As we have established scale in key geographies, EMEA is a profitable growth engine going forward Attracting incredible talent in EMEA who are facing conflicts and operational difficulties in large audit firms Revenue CAGR of 8.6% from 2013 to 2016 Investments to attract professionals in market resulting in improved traction in key Asia markets – developing deep relationships and being engaged on high-profile cases

These Moves Are Strengthening the Business More important, they create the platform on which to accelerate growth. $457.7 $446.9 Continued focus on growing revenues with higher utilization Investments in core areas of strength are accelerating growth Investments in EMEA and Asia Pacific are driving growth outside of North America We will continue to invest with discipline where we see emerging opportunities Adjusted Segment EBITDA Revenues $ (in millions)

Enhance Core Offerings Extend Global Footprint Our Medium-Term Growth Opportunities Revenue Growth with Higher Utilization Invest Ahead of Emerging Trends Actions we have taken and investments we have made position us for growth.

Accelerating Growth at FTI: Technology Sophie Ross Global Segment Leader

Leading Experts and Software, Committed to Delivering Client-Centric Services

Consulting & Services

E-discovery Services & Expertise
- Managed Review
- Computer Forensics
- Authorized Provider of Ringtail®, Radiance and Relativity

Information Governance, Privacy & Security Services
- Microsoft Office 365 Migrations
- Data Remediation
- General Data Protection Regulation Readiness
- Cybersecurity

Contract Intelligence

Software

Ringtail® E-Discovery Software
- On-Premise Licensing
- SaaS Subscriptions



8
countries
30
offices
290+
professionals

Leader in Worldwide E-Discovery Services	Named a Best Managed Document Review Services Provider	100 Companies That Matter in Knowledge Management	#1 Provider for Case Management Software	20 Most Promising Data Visualization Solution Providers	MVP Award for Big Data
IDC MarketScape (2017)	*The National Law Journal* (2017)	*KMWorld* (2010 – 2016)	*Best of Corporate Counsel Survey* (2016)	*CIOReview* (2016)	*Computer Technology Review* (2017)

FTI CONSULTING

35

We Were Slow to Address Strategic Changes in the Market Adjusted Segment EBITDA Revenues Revenue Generating Headcount 344 349 288 $ (in millions)

Delivered Significant Efficiency Improvements New Strategy Maximizes and Unleashes the Potential of Each Part of Our Business Consulting & Services Strong momentum by leveraging our consultative expertise across clients’ data-related legal, compliance and risk challenges Software Enormous effort underway in driving new revenues and accessing new markets with standalone strategy Authorized provider of Relativity Information Governance Contract Intelligence Cybersecurity Project Delivery & Workflow Efficiencies R&D Cost Reductions & Focused Product Strategy Data Center Operations Transformation

We Are Transforming the Business and Believe Our New Set of Strategic Initiatives Will Drive Future Growth Adjusted Segment EBITDA Revenues Actions we have taken and investments we have made have stabilized the business and position us for growth. Cost actions have stabilized EBITDA and improved efficiencies while allowing for continued investment in growth initiatives Revenue increases from new matters and subscription clients have offset revenue declines in legacy hosting matters Strong pipeline of Relativity engagements, reflecting a larger addressable market Success with licensing Ringtail® software reflected in growth of both on-premise and SaaS licensing revenues $ (in millions)

Our Medium-Term Growth Opportunities Expanding Addressable Market Growing Businesses with Targeted Investments Broadened Revenue Mix Improved Cost Structure Focused strategy, committed leadership team and more efficient infrastructure.

Mark McCall Global Segment Leader Accelerating Growth at FTI: Strategic Communications

Integrated Communications Experts Located Where Our Clients Need Us Financial Communications Public Affairs Corporate Reputation 36 offices 600+ professionals 16 countries

2016 Best Social Media Campaign 2014-2017 M&A PR Firm of the Year We Are Being Recognized in the Industry 2017 PR Consultancy of the Year 2017 Best Financial Communications Campaign 2017 Executive Positioning Campaign of the Year 2016 Best IPO Communications 2016 Crisis Management Services Firm 2017 Strategic Communications Firm of the Year

A Snapshot of Our Business: A More Powerful Platform to Grow From Average Retained Client Tenure Top 10 Client Revenues Our Geographic Makeup AMER EMEA APAC 45% 2016 Revenues 9% 46% 15% 2014 22% 2015 25% 2016 $ $ $ 5 years 2016 4.5 years 2015 4 years 2014 Top 10 Client Reach 8/10 are cross-border, cross-segment or both

We Have Successfully Broadened Our Offering 34% 44% 22% 27% 40% 33% Financial Communications Corporate Reputation Public Affairs Core Practice Revenues 3

Public Service Journalism Business Editor, The Sunday Times Two-time Pulitzer Prize-Winning Reporter, The New York Times Senior Reporter, The Australian We Have a Team of Experts Business & Finance Vice President, Corporate Communications, Morgan Stanley Chief Financial Officer, ASG Group EMEA Lead, Corporate Governance, Executive Compensation & ESG, Glass Lewis Press Secretary, U.S. Vice President Spokesman, German Federal President Press Secretary, U.S. House Minority Leader Director of Communications, Securities and Exchange Commission Chief of Staff, UK Shadow Secretaries of State for Education Director of Public Liaison, The White House Chief Spokesman, U.S. Department of Justice

Our Journey Revenue Generating Headcount 566 599 647 626 Adjusted Segment EBITDA Revenues Last four quarters ended 9/30/2017 $ (in millions) $ (in millions)

Our Medium-Term Growth Opportunities DEVELOP Large, Complex Client Relationships ENHANCE Market Share in Highly Regulated Industries TEAM For Integrated Client Solutions

Lunch Break

Making the Company More than the Sum of Its Parts: Panel Steven H. Gunby (Moderator); Jeffrey S. Amling; Charles D. Overstreet; John Klick; Holly Paul; Paul Linton

Today's Agenda

Time	Presentation	Presenter
10:05 – 10:45 a.m.	Accelerating Growth at FTI	Steven H. Gunby, President & Chief Executive Officer
10:45 – 11:00 a.m.	Accelerating Growth: Corporate Finance & Restructuring	Michael C. Eisenband & Carlyn R. Taylor, Global Segment Co-Leaders, Corporate Finance & Restructuring
11:00 – 11:15 a.m.	Accelerating Growth: Economic Consulting	Chris Osborne, Global Segment Leader, Economic Consulting
11:15 – 11:30 a.m.	Accelerating Growth: Forensic & Litigation Consulting	Paul S. Ficca, Global Segment Leader, Forensic & Litigation Consulting
11:30 – 11:45 a.m.	Accelerating Growth: Technology	Sophie Ross, Global Segment Leader, Technology
11:45 – 12:00 p.m.	Accelerating Growth: Strategic Communications	Mark McCall, Global Segment Leader, Strategic Communications
12:00 – 12:30 p.m.	**Lunch Break**	
12:30 – 1:00 p.m.	Making the Company More than the Sum of Its Parts: Panel Discussion	Steven H. Gunby, President & Chief Executive Officer (Moderator) Jeffrey S. Amling, Chief Marketing Officer & Head of Business Development; Charles D. Overstreet, Global Practice Leader, Health Solutions; John Klick, Senior Vice President; Holly Paul, Chief Human Resources Officer; Paul Linton, Chief Strategy & Transformation Officer
1:00 – 1:15 p.m.	Making the Company More than the Sum of Its Parts: Europe, Middle East & Africa	Kevin Hewitt, Chairman of Europe, Middle East & Africa
1:15 – 1:45 p.m.	Financial Review	Ajay Sabherwal, Chief Financial Officer
1:45 – 2:15 p.m.	Questions & Answers	FTI Consulting Executive Team
2:15 – 2:30 p.m.	Closing Remarks	Steven H. Gunby, President & Chief Executive Officer

FTI CONSULTING
50

Making the Company More than the Sum of Its Parts Corporate Finance & Restructuring Economic Consulting Forensic & Litigation Consulting Strategic Communications Technology FTI Consulting is organized into five segments, each of which is a global leader in its own right for one simple reason: our commitment to having a tangible, positive impact on how our clients confront and manage change, risk and disputes

Making the Company More than the Sum of Its Parts: Panel Jeffrey S. Amling Chief Marketing Officer & Head of Business Development Charles D. Overstreet Global Practice Leader Health Solutions Paul Linton Chief Strategy & Transformation Officer Holly Paul Chief Human Resources Officer John Klick Senior Vice President

Making the Company More than the Sum of its Parts: Panel M&A Disciplines

More Disciplined M&A Process: What Constitutes a Bad/Good Acquisition? Valuation/Deal Structure Integration Sponsorship Growth Longevity Financials Situation Relationship Do not know the company well Auction scenarios Financials dampen our long-term profitability Paying team to retire Paying potentially inflated EBITDA multiples Isolated with original brand No accountability for integration No plan/ability to grow revenues Knows the company well Only one bidding/preferred acquirer Opportunity to enhance financials on FTI platform Selling partner(s) work for 5+ years with up-and-comers Paying revenue multiples Fully integrated brand High-quality leader accountable for success Can we get 1+1 to = 3 with this?

Making the Company More than the Sum of its Parts: Panel Cross-Collaboration

Health Solutions’ Competitive Advantage: Holistic Client Solutions for a Complex Environment Corporate Finance & Restructuring Strategic Communications Economic Consulting Forensic & Litigation Consulting & Technology Complex Operating Environment Heightened Pace of Consolidation Changing Regulatory Requirements Politically Charged Marketplace Heightened Compliance Oversight Increased Government Expenditures Hospital and Health System Realignment Displaced Stakeholders Changing Payment Structures Cost of Care Delivery Brand Physician Integration Holistic Healthcare Offering Regulatory Compliance, Investigations & Disputes and Data Analysis Strategic & Economic Analysis Stakeholder Communications Performance Improvement & Restructuring

Making the Company More than the Sum of its Parts: Panel Key Client Relationships & Key Account Management

Top 10 Corporate Clients by Revenues as of Third Quarter 2017 Top 10 Corporate Clients Corporate Finance & Restructuring Forensic & Litigation Consulting Economic Consulting Technology Strategic Communications Corporate Client #1 X X X X   Corporate Client #2   X   X   Corporate Client #3 X         Corporate Client #4   X X X X Corporate Client #5   X       Corporate Client #6   X     X Corporate Client #7 X X   X   Corporate Client #8 X         Corporate Client #9 X X       Corporate Client #10 X   X   X

Making the Company More than the Sum of its Parts: Panel People Strategy & Culture

Approaching Headcount Growth in a Systematic, Thoughtful Way to Build on Positions Where We Have a Right to Win and to Retool Positions Where We Don’t Coupled with Businesses People Betting on key positions with regular strategic re-looks Willing to invest in the right people in the right places

Rising Star of the Profession in Leadership category (Strategic Communications) Future Leader on Women Leaders in Consulting list (Forensic & Litigation Consulting) 3 Emerging Leaders in Financing & Turnarounds (Corporate Finance & Restructuring, Strategic Communications) 11 Future Leaders on Economists list (Economic Consulting) Consulting magazine (2017) Consulting magazine (2017) The M&A Advisor (2017) Who’s Who Legal (2017) 3 Rising Stars in Insolvency and Restructuring (Corporate Finance & Restructuring) 3 Winners of Distinguished Performance Award for CIRA exam (Corporate Finance & Restructuring) Youngest-Ever Economist of the Year (Economic Consulting) People to Watch in Restructuring list (Corporate Finance & Restructuring) Global Restructuring Review (2017) Association of Insolvency & Restructuring Advisors (2017) Global Competition Review (2016) Turnarounds & Workouts (2016) Attracting, Growing and Developing the Next Generation of Leaders Record number of promotions (including at SMD & MD levels) in 2017 28% of 2017 SMD promotions were women 39% of 2017 promotions globally were women Attracted 94 SMDs and 244 MDs since 2014

Making the Company More than the Sum of its Parts: Panel Rigor & Discipline Around Cost Strategies

Overview of Our Current Real Estate Footprint Note: Bubble sizes represent total cost by office. 105 Offices ~1.3 Million Square Feet ~$80 Million Real Estate Costs ~4.4% of Revenues

Executing Against Established Real Estate Guidelines Cost per head Square feet per head Office size Workspace utilization Real estate planning Planning starts 3 years prior to lease expiration (or when vacancy falls below 85%) Take early action if economically beneficial Established maximum cost per head and max per billable With lower cost targets in lower cost markets Established maximum space per head and max per billable Smaller space target in high-rent markets and for low revenues per professional businesses Established standard office size Flexibility to install one or two work settings Rigorously vet talent plans/headcount forecasts Target minimum of 75% utilization by year 3 of lease

Washington, D.C. (K Street) Office Relocation: Before and After Comparison Annual cost: -39% Square feet: -14% Cost per head: -38% Before After

Bowie and San Francisco Office Relocations: Before and After Comparisons Bowie San Francisco Annual cost: -38% Cost per head: Square feet: -24% -42% Annual cost: -24% Cost per head: Square feet: -54% -38% Before After

Making the Company More than the Sum of Its Parts: EMEA Kevin Hewitt Chairman of Europe, Middle East & Africa

2006 Acquisition of Financial Dynamics Establishing core presence in EMEA 2011 Acquisition of LECG Establishing Economic Consulting presence in EMEA 2007 Launch of European Restructuring practice Via team hire from Ernst & Young 2013 2016 EMEA region reaches 850+ billable professionals EMEA delivers record revenues 2015 Opening of Aldersgate office Combining all segments in the UK into one location, now largest FTI Consulting office worldwide 2014 EMEA is 16% of revenues EMEA: The Journey So Far

Our Journey Revenues Revenue Generating Headcount 208 418 474 489 576 620 701 738 851 948 995 Last four quarters ended 9/30/2017 $ (in millions)

Established People and Positions with Opportunity to Exploit Favorable Market, Competitor and People Dynamics 20 offices 995 revenue generating professionals 12 countries EMEA Public Affairs Consultancy of the Year The Holmes Report (2015 and 2017) EMEA Merger Control and Behavioral Matter of the Year Global Competition Review (2015 and 2017) European Private Equity Tax Deal of the Year International Tax Review (2016) Strategic Communications Firm of the Year ACQ Global Awards (2016 – 2017) International E-Discovery Solutions Advisory winner ACQ Global Awards (2017) UK Transaction Advisory Firm of the Year ACQ Global Awards (2017) Gold Winner for Best Educational Programme, EMEA Corporate Engagement Awards (2016) UK Transfer Pricing Offering & Tax Valuation Advisory Firm of the Year ACQ Global Awards (2017) Best Initial Public Offering Communications UK Corporate & Financial Awards (2016) Critical mass in all five business segments

As Much Success as We Have Had, We Have Just Begun to Fulfill Our Potential Our Medium-Term Growth Opportunities This is our time. Facilitate cross-segment collaboration Continue to win the war for talent Replicate UK growth across continental Europe Integrate new technologies into existing offerings Build brand recognition, awareness and reputation

Accelerating Growth: Financial Review Ajay Sabherwal Chief Financial Officer

How We Drive Double-Digit Adjusted EPS Growth Mid-single digit Adjusted EBITDA growth by organic means Disciplined use of cash Sustained double-digit Adjusted EPS growth plus a growing, vibrant company that attracts and motivates powerful professionals

Financial Progress (I) Focus on Organic Growth and Growing EPS $ (in millions) Growing revenues organically Increasing Adjusted EPS See Appendix for definitions of non-GAAP measures and reconciliations to their most comparable GAAP measures. GAAP EPS Adjusted EPS

Financial Progress (II) Growing Revenue-Generating Professionals Growing headcount in the right places Disciplined actions to manage SG&A 3,344 3,516 3,596 3,619 Headcount Last four quarters ended 9/30/17 Headcount as of September 30, 2017. Non-Billable Headcount Billable Headcount SG&A as a % of Revenues

Financial Progress (III) Employing Strong Free Cash Flows to Enhance Stockholder Returns $ (in millions) Strong free cash flow Significant reduction in debt Share count significantly reduced Shares outstanding as of period end (in millions) See Appendix for definitions of non-GAAP measures and reconciliations to their most comparable GAAP measures.

Key Principles to Grow Organically Growth Opportunities Increase market share Move into adjacencies by investing where we have the right to win Deeper penetration in key geographies Objectives Drive organic revenue and Adjusted EBITDA growth Focus on utilization Reduce SG&A as a percent of revenues

Business Segments Are Well Positioned to Accelerate Growth (I) Enhance Business Transformation and transaction capabilities Grow restructuring globally Deeper penetration of key industries Corporate Finance & Restructuring Economic Consulting Compass Lexecon’s leading position in U.S. Grow overseas businesses Develop adjacent businesses in the U.S. Key Growth Opportunities

Business Segments Are Well Positioned to Accelerate Growth (II) New distribution channels for consulting services and software Invest in new and adjacent services Technology Data & Analytics, Construction Solutions and Cybersecurity Grow overseas businesses Improve utilization in Disputes, Investigations and Health Solutions Forensic & Litigation Consulting Key Growth Opportunities

Business Segments Are Well Positioned to Accelerate Growth (III) Further develop large, complex client relationships Enhance market share in key industries Leverage FTI Consulting’s services and platform to enhance client results Strategic Communications Key Growth Opportunities

Collectively, FTI Consulting Is Well Positioned to Accelerate Growth Assessed infrastructure and costs Invested where we have A right to win Invested where we have a right to win Strategic refreshes repositioned businesses for future growth Assessed infrastructure cost Disciplined approach to capital allocation Took action where we were not well positioned

Investment Thesis Mid-single digit Adjusted EBITDA growth by organic means Disciplined use of cash Sustained double-digit Adjusted EPS growth plus a growing, vibrant company that attracts and motivates powerful professionals The best is yet to come.

Questions & Answers

Closing Remarks Steven H. Gunby President & Chief Executive Officer

Today's Agenda

Time	Presentation	Presenter
10:05 – 10:45 a.m.	Accelerating Growth at FTI	Steven H. Gunby, President & Chief Executive Officer
10:45 – 11:00 a.m.	Accelerating Growth: Corporate Finance & Restructuring	Michael C. Eisenband & Carlyn R. Taylor, Global Segment Co-Leaders, Corporate Finance & Restructuring
11:00 – 11:15 a.m.	Accelerating Growth: Economic Consulting	Chris Osborne, Global Segment Leader, Economic Consulting
11:15 – 11:30 a.m.	Accelerating Growth: Forensic & Litigation Consulting	Paul S. Ficca, Global Segment Leader, Forensic & Litigation Consulting
11:30 – 11:45 a.m.	Accelerating Growth: Technology	Sophie Ross, Global Segment Leader, Technology
11:45 – 12:00 p.m.	Accelerating Growth: Strategic Communications	Mark McCall, Global Segment Leader, Strategic Communications
12:00 – 12:30 p.m.	**Lunch Break**	
12:30 – 1:00 p.m.	Making the Company More than the Sum of its Parts: Panel Discussion	Steven H. Gunby, President & Chief Executive Officer (Moderator) Jeffrey S. Amling, Chief Marketing Officer & Head of Business Development; Charles D. Overstreet, Global Practice Leader, Health Solutions; John Klick, Senior Vice President; Holly Paul, Chief Human Resources Officer; Paul Linton, Chief Strategy & Transformation Officer
1:00 – 1:15 p.m.	Making the Company More than the Sum of its Parts: Europe, Middle East & Africa	Kevin Hewitt, Chairman of Europe, Middle East & Africa
1:15 – 1:45 p.m.	Financial Review	Ajay Sabherwal, Chief Financial Officer
1:45 – 2:15 p.m.	Questions & Answers	FTI Consulting Executive Team
2:15 – 2:30 p.m.	Closing Remarks	Steven H. Gunby, President & Chief Executive Officer

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Some Points I Hope You Took Away Naming issues/solving issues Bold bets High ambitions Driving the business

Closing Thoughts Sustained double-digit Adjusted EPS growth plus a growing, vibrant company that attracts and motivates powerful professionals The best is yet to come. Mid-single digit Adjusted EBITDA growth by organic means Disciplined use of cash

Appendix: Financial Reconciliations

FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated financial information that may not be presented in our financial statements or prepared in accordance with GAAP. Certain of these measures are considered “non-GAAP financial measures” under the SEC rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provides management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that this financial measure, considered along with corresponding GAAP financial measures, provides management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income.

Reconciliation of Net Income to Adjusted EBITDA (All numbers in thousands) FY 2016 FY 2015 FY 2014 Net Income $ 85,520 $ 66,053 $ 58,807 Add back: Income tax provision 42,283 39,333 42,604 Interest income and other (10,466) (3,232) (4,670) Interest expense 24,819 42,768 50,685 Depreciation and amortization 38,700 31,392 33,989 Amortization of other intangible assets 10,306 11,726 15,521 Special charges 10,445 - 16,339 Loss on early extinguishment of debt - 19,589 - Remeasurement of acquisition-related contingent consideration 1,403 (1,867) (2,723) Adjusted EBITDA1 $ 203,010 $ 205,762 $ 210,552 1See “FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA.

Reconciliations of Net Income (Loss) to Adjusted Net Income and Earnings (Loss) Per Diluted Share to Adjusted Earnings Per Diluted Share

(All numbers in thousands)	FY 2016	FY 2015	FY 2014	FY 2013	FY 2012	FY 2011	FY 2010	FY 2009
Net income	**$85,520**	**$66,053**	**$58,807**	**$(10,594)**	**$(36,986)**	**$103,903**	**$65,984**	**$139,843**
Add back:								
Special charges	10,445	-	16,339	38,414	29,557	15,213	51,131	-
Tax impact of special charges	(3,595)	-	(6,702)	(15,147)	(10,442)	(5,928)	(18,398)	-
Goodwill impairment charges	-	-	-	83,752	110,387	-	-	-
Loss on early extinguishment of debt	-	19,589	-	-	4,850	-	5,161	-
Tax impact of loss on early extinguishment of debt	-	(7,708)	-	-	(1,940)	-	(2,142)	-
Remeasurement of acquisition-related contingent consideration	1,403	(1,867)	(2,723)	(13,555)	(5,228)	(9,953)	-	-
Tax impact of remeasurement of acquisition-related contingent consideration	(546)	747	1,005	1,501	-	-	-	-
Adjusted Net Income[1]	**$93,227**	**$76,814**	**$66,726**	**$84,371**	**$90,198**	**$103,325**	**$101,736**	**$139,843**
Earnings per common share – diluted	**$2.05**	**$1.58**	**$1.44**	**$(0.27)**	**$(0.92)**	**$2.39**	**$1.38**	**$2.63**
Add back:								
Special charges	0.25	-	0.40	0.98	0.73	0.35	1.08	-
Tax impact of special charges	(0.08)	-	(0.16)	(0.39)	(0.26)	(0.14)	(0.39)	-
Goodwill impairment charges	-	-	-	2.14	2.74	-	-	-
Loss on early extinguishment of debt	-	0.47	-	-	0.12	-	0.11	-
Tax impact of loss on early extinguishment of debt	-	(0.19)	-	-	(0.05)	-	(0.05)	-
Remeasurement of acquisition-related contingent consideration	0.03	(0.04)	(0.07)	(0.34)	(0.13)	(0.23)	-	-
Tax impact of remeasurement of acquisition-related contingent consideration	(0.01)	0.02	0.03	0.04	-	-	-	-
Impact of denominator for diluted adjusted earnings per common share	-	-	-	(0.07)	(0.06)	-	-	-
Adjusted earnings per common share – diluted[1]	**$2.24**	**$1.84**	**$1.64**	**$2.09**	**$2.17**	**$2.37**	**$2.13**	**$2.63**
Weighted average number of common shares outstanding – diluted	41,709	41,729	40,729	40,421	41,578	43,473	47,644	53,127

[1] See "FTI Consulting Non-GAAP Financial Measures" for the definitions of Adjusted Net Income and Adjusted Earnings Per Common Share – Diluted.

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Reconciliations of Net Cash Provided by Operating Activities to Free Cash Flow (All numbers in thousands ) Last Four Quarters 9/30/2017 2016 2015 2014 Net cash provided by operating activities $ 145,946 $ 233,488 $ 139,920 $ 135,401 Purchases of property and equipment (26,101) (28,935) (31,399) (39,256) Free Cash Flow1 $ 119,845 $ 204,553 $ 108,521 $ 96,145 1See “FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow.

Reconciliation of Estimated Earnings Per Common Share – Diluted to Estimated Adjusted Earnings Per Common Share 1The forward-looking guidance on estimated 2017 earnings per diluted share (“EPS”) and adjusted earnings per common share - diluted ("Adjusted EPS") do not reflect other gains and losses (all of which would be excluded from Adjusted EPS) related to future impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and/or losses on early extinguishment of debt except for the actual charges taken during the nine months ended September 30, 2017, as these items are dependent on future events that are uncertain and difficult to predict. Year Ended December 31, 2017 Low High Guidance on estimated earnings per common share - diluted (GAAP) 1 $1.37 $1.67 Special charges, net of tax 0.52 0.52 Remeasurement of acquisition-related contingent consideration, net of tax 0.01 0.01 Guidance on estimated adjusted earnings per common share (Non-GAAP) 1 $1.90 $2.20